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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 18, 2000
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                             THE GILLETTE COMPANY
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               (Exact name of registrant as specified in charter)


         DELAWARE                       1-922                    04-1366970
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


Prudential Tower Building, Boston, Massachusetts                    02199
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000
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                           This is page 1 of 7 pages.
                        Exhibit Index appears on page 5.


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ITEM 5.  OTHER EVENTS

     On September 18, 2000, The Gillette Company announced its third-quarter results, including the effect of European currency devaluations on sales. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1.    Press release issued by The Gillette Company on September 18, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            THE GILLETTE COMPANY



                                            BY:    /s/ William J. Mostyn, III
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                                               Name:  William J. Mostyn, III
                                               Title: Secretary


Date: September 19, 2000

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                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibits                       Page
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99.1         Press release issued by The Gillette Company on September 18,
             2000.


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